THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Variable Annuity

Supplement dated February 16, 2017

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio.  The JPMorgan Insurance Trust has informed us that the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio will be liquidated on or about May 19, 2017, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount and into another Subaccount within your contract prior to the close of business May 18, 2017. The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio is closing to additional deposits as of the close of business May 18, 2017.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund Subaccount. Once this transfer occurs, any future allocations of purchase payments and/or contract value that you previously designated to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount will be allocated to the Goldman Sachs VIT Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.